UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006

OLIN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-1070	13-1872319
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

190 Carondelet Plaza, Suite 1530, Clayton, MO	63105-3443
(Address of Principal Executive Offices)	(Zip Code)

(314) 480-1400

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

On July 25, 2006, the Compensation Committee of the Board of Directors of Olin Corporation (the “Company”) determined and approved the number of performance shares that were earned under the Company’s 2001 Performance Share Program covering the three-year period from January 1, 2003 through December 31, 2005 by current eligible participants. Such awards under the 2001 Performance Share Program are payable 50% in common stock and 50% in cash. The cash portion of this payout is an amount equal to fifty percent (50%) of the number of performance shares multiplied by $19.61, which was the fair market value of the Company’s common stock on December 31, 2005, the last day of the three-year period of the program. The awards under the 2001 Performance Share Program provided for a targeted number of performance shares to be issued to certain officers, including those named executive officers of the Company noted below. Upon calculation of the final results under the 2001 Performance Share Program, awards were issued to those named executive officers of the Company as set forth in the following table:

Named Executive Officer	Number of Performance Shares Issued
Joseph D. Rupp Chairman, President and Chief Executive Officer	7,500

John L. McIntosh Vice President and President, Chlor Alkali Products Division	2,250

George H. Pain Vice President, General Counsel and Secretary	2,125

In addition, the Compensation Committee previously approved the award of performance shares to be issued to certain officers under the Company’s 2006 Performance Share Program, covering the three-year period from January 1, 2006 through December 31, 2008 (the “Performance Cycle”). The ultimate award will range from 25% to 150% of the number of target shares awarded, based on Olin’s average annual return on capital in relation to the average annual return on capital among a group of public companies composed of the S&P Materials 1000 companies plus six additional companies that compete with the Company. The ultimate awards will be calculated at the conclusion of the Performance Cycle and will be payable 50% in common stock and 50% in cash. The following table details the target number of performance shares awarded to the Company’s named executive officers under the Company’s 2006 Performance Share Program:

Named Executive Officer	Target Number of Performance Shares Issued
Joseph D. Rupp Chairman, President and Chief Executive Officer	48,000

John L. McIntosh Vice President and President, Chlor Alkali Products Division	9,000

George H. Pain Vice President, General Counsel and Secretary	12,000

John E. Fischer Vice President and Chief Financial Officer	13,000

Dennis R. McGough Vice President, Human Resources	6,000

The foregoing descriptions of the 2001 Performance Share Program and the 2006 Performance Share Program are qualified in their entirety by reference to the full text of the program, each of which was filed as an exhibit to the Company’s Form 10-K for the year ended December 31, 2005 (File # 001-01070).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

Date: July 31, 2006	By:	/s/ George H. Pain
	Name:	George H. Pain
	Title:	Vice President, General Counsel and Secretary